UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22504

Clark Fork Trust

 (Exact Name of Registrant as Specified in Charter)

218 East Front Street, Suite 205, Missoula, Montana 59802

 (Address of Principal Executive Offices)  (Zip Code)

Capitol Services, Inc.

615 S. Dupont Hwy, Dover, DE 19901

 (Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:  (406) 541-0130

Date of fiscal year end: May 31

Date of reporting period: November 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

TARKIO FUND

(TARKX)

CLARK FORK TRUST

SEMI-ANNUAL REPORT

November 30, 2023

(UNAUDITED)

WHAT WE LOOK FOR WHEN VISITING A COMPANY

December 31, 2023

If you have read any of our past letters, then you know how much we emphasize the criteria we use to select businesses for investment.  We are constantly looking for leadership teams and cultures that exhibit:

•

Humility, Integrity, Trust

•

Long-Term Focus

•

Purpose and Passion

•

Teamwork – Cooperation, Not Competition

•

Employee Empowerment – Driving Fear Out of the Organization

•

Disciplined Capital Allocation

And you probably know that we spend a lot of time traveling to our companies (and a variety of other companies as well) learning about how these cultural principles show up in the operations of these businesses.  One question we get a lot is: “What exactly are you looking for when you visit a company?”  We’ll try to answer that question in this letter.

Running (and growing) a business is an endless series of problem-solving.  Our criteria are designed to help us identify tools/skills/techniques/assets that companies are using to solve problems continuously in an innovative and evolutionary way.  Here is a more detailed list of some of those assets (from our criteria):

•

Humility

•

Integrity

•

Trust

•

Long-term focus

•

Purpose

•

Passion

•

Teamwork: Cooperation, not competition

•

Teamwork: Information flow and removal of barriers

•

Employee empowerment: Push decision making authority to value-added workers

•

Employee empowerment: Culture of impunity

•

Safety (physical and psychological)

For example, if a company’s leaders exhibit and help spread humility, then the company is much more likely to (i) embrace mistakes as learning opportunities, (ii) actively try to find and overcome problems, (iii) listen to customers in order to provide more customer value, (iv) create more functional work environments and project teams, and (v) innovate more rapidly and creatively.  All of these outcomes are positive markers for sustained compounding over the long term.

To take the second bullet point (Integrity) as another example, if a company demonstrates high integrity, then its leaders and employees will exhibit the company values and principles in their day-

Semi-Annual Report |  1

to-day activities.  This results in (i) higher customer and employee satisfaction and confidence, (ii) better adherence to the company’s principles, (iii) strategic initiatives that drive long-term success, and a corporate structure and systems designed to achieve that success, (iv) better leadership development, and (v) more consistent and teachable problem-solving.  Again, we believe all of these outcomes are markers for future compounding.

And we could give many examples for every bullet point on the list above.  Call us or drop by our office if you want to hear more, as we love to chat about this stuff!

When you are a “buy side analyst”1  visiting one of our publicly traded companies, you are typically greeted by one or more C-level managers (CEO, CFO, or maybe the Chief Operations Officer, COO) as well as a representative from the “investor relations” team.  They sit down with you at a conference room table and hand you a glossy binder with a slick presentation about current profitability, their newest products, and strategic initiatives to gain market share.  We experience this all the time and we appreciate the information.    But, often to their surprise, we explain that we are really there to discuss their culture.

“We invest in purpose-driven companies,” we say, “that empower all of their employees to solve problems and make decisions and give them all of the tools and information they need to continually create more and more value for customers in furtherance of that purpose.”  We go on to say that if the culture is right, we believe that this employee-led progress toward value-driven purpose can help the company continually increase customer loyalty, increase market share, and enjoy greater pricing power.  So, if we recognize a great culture, we feel that we can predict years of compounding cash flows.  We describe what we are looking for when we analyze management and culture.  We talk about our interest in servant leadership, the native genius in every employee, cultivating trust, emphasizing workers’ fulfillment, and fostering the next generation of leadership.

When they hear us emphasize these ideas, the company’s leaders often light up and we typically end up having a dynamic, earnest conversation about the topics that they really WANT to discuss.  Often, our 30-minute meeting time extends for a couple hours, as these busy executives get the rare opportunity to explain to an interested outsider their leadership and cultural philosophy, highlight successes and gratifying moments, and discuss failures and difficulties.  By the way, if they don’t light up, if they are not excited about these principles, then we have a good idea that they aren’t a good match.

Usually, we will tour the factory floor after our meeting with leadership.  It is not uncommon for the company leaders to clear their schedule and join us on the tour, beaming like proud parents as their floor-level employees repeatedly demonstrate their teamwork, initiative and accountability, and problem-solving skills.  What specifically are we looking for on these visits?  Here are some examples:

Integrity – Are the company’s values prominently displayed?  Do the front-line workers know these values?  Is it clear that they and their managers act in accordance with these values?

Trust – Are there security measures in place that indicate management doesn’t trust employees?  For example, is inventory locked up?  Do workers need to ask for permission to use the restroom?  Do managers trust employees to lead our plant tour?  Or to talk with us about problem-solving processes?

_________________________

1. This can be an investor, which may already own or be considering buying shares of the company, or it might be an analyst working for a financial institution that gets paid to analyze and write reports for investors and advisors in that institution so that they can make decisions about whether and how this company may fit into their investment portfolio.

Semi-Annual Report |  2

Purpose – Can we identify the company’s purpose?  Are the company’s strategies linked to the purpose?  Can management articulate the purpose?  Is it visible in the facility?  Is it clearly linked to the tasks being performed on the floor?  When we talk to employees, are all levels excited about or engaged with the purpose?

Passion – Do the front-line employees talk about the purpose?  If we ask an operator how her task fits into the company’s business, does she relate her task to the value provided to customers?  Or does she not know how her contribution fits into the bigger picture?  Is there a sense of pride in her workmanship or her problem-solving processes?

Employee empowerment – Are there clear mechanisms for employees to solve problems as they arise?  Are there visual management systems that allow employees to see whether they are “winning” or “losing” in real time?  Are managers exhibiting servant leadership by supporting employees in adding value or in problem-solving?  Or is problem-solving only done at the direction of the “boss”?

Cooperation – What mechanisms for communication exist amongst team members and between different teams or departments?  How often do folks participate in “cross-functional” teams?  How do managers and their employees talk to each other?  How much do front-line workers participate/speak in standup meetings, huddles, or pre-shift meetings?  Are bonuses or other compensation or privileges provided based on individual performance or team performance?

Humility – Is there evidence of CEO and management humility?  Do managers listen to line-workers?  Are there systems in place to try to identify problems?  Or are the systems designed to cover up problems or provide “work-arounds” that make the task easier to accomplish in the event of a problem (thus avoiding having to face and solve the problem)?  Are there diversity and inclusivity initiatives?

These meetings and tours are really fun for us, but they require high levels of concentration throughout.  We spend a lot of mental energy trying to learn as much as we can about how the organization approaches communication, training (and cross-training), team formation, research and development, communication, visual management, compensation and incentives, strategy creation and deployment, and development and promotion.  We are constantly trying to determine the company’s levels of trust, humility, integrity, purpose, passion, teamwork, empowerment, and safety.  These qualitative markers are often difficult to determine with confidence and accuracy. There are countless examples of ambiguous (or even counterintuitive) features of a company’s culture.  For instance, one of our CFOs told us during a recent factory tour that the company wants to add another hundred middle managers in their production team.  In theory, this might be concerning for us, because more middle managers could mean (i) more bureaucracy, or (ii) less authority and empowerment for front-line decisionmakers, or (iii) more difficulty creating efficient information flow.  But in this case, the company wants to add middle managers in order to add mentors to provide MORE authority and empowerment for front-line workers, while at the same time developing more problem-solving skills and providing MORE information for front-line workers.  In this case, our take-away was that this move could help foster the employee-led improvement that we are looking for.  We’ve been visiting this company since 1997, and we have seen their philosophy produce huge gains in this area.

Most investors are looking for some advantage that will help them predict next quarter’s numbers or some other short-term insight or shortcut.  But we are looking for long-term insights; information that we think will help us predict whether a culture will create compounding for decades to come.  We visit many companies that are on our radar or in our portfolio, and we also visit many companies that are not in order to learn from as many companies as possible and to compare as many cultures as possible.  We believe we can take the same publicly available information and interpret it differently than most other investors.  By trying to determine whether and to what extent a company is using our criteria principles in a way that predicts long-term compounding, we make an otherwise routine factory tour and investor meeting into a highly informative learning opportunity.  And it’s one that we happen to enjoy a whole lot as well!

Semi-Annual Report |  3

As always, please call us at (406)541-0130 if you have any questions.

Thank you from Russ and the Front Street Capital Management Team!

Russ, Michele, Ginger, Jeremy, and Dominic

The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be considered carefully before investing.

An investor should consider the investment objectives, risks, charges and expenses carefully before investing. A prospectus containing this and other information may be obtained by visiting www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA/SIPC.

Semi-Annual Report |  4

September 30, 2023

Once again, the subject of this quarter’s letter is Lumen Technologies.

The most difficult thing in investing is to be able to wake up daily and evaluate each holding based upon the quality of the company and the valuation of the underlying stock while looking out as far as possible into the future.  The performance of the stock in the past is meaningless in this evaluation. In fact, focusing on the stock’s prior history can be counterproductive for evaluating the future cashflow and valuation of the underlying company.

In the case of our holding Lumen (formerly Level Three and then CenturyLink), the stock was a positive contributor for the first fifteen years that we owned it.  The past five years of company performance have been comparable to “The Perils of Pauline.”  The resulting stock performance has been a detractor to the performance of the Tarkio Fund during this period.  It is already difficult for an individual investor to ignore past experience when evaluating a long-held position.  Because we advise a publicly traded fund, our ideas and activities are subjected to added scrutiny the individual investor does not experience.

Our investment process is long-term and research-driven, which we believe enables us to wake up every morning and take a fresh view of our holdings. This process helps to shield us from being distracted by past experience or outside scrutiny.  Note: The last thing an investor wants to consider when determining the value of a company’s cashflow stream into the future is the price the investor previously paid for the stock.

Our last letter on Lumen was written back in May of this year, about 6 months into Kate Johnson’s tenure as the new CEO.  Since that time, we have had the opportunity to do a lot more research, learning quite a bit more about Kate’s prior work transforming companies, and her current efforts to transform both the culture and the strategy at Lumen.

Let’s start first with the culture.  Kate was formerly President of all U.S. operations for Microsoft during the transformative years when Satya Nadella led one of the greatest corporate cultural transformations of all time.  Kate is a believer in Brené Brown’s research-based, psychoeducational process for breaking down barriers in organizations so people can communicate effectively to solve problems and innovate.  At Microsoft, she introduced many of these concepts across the organization.  At Lumen, one of Kate’s first actions has been to offer a copy of Brown’s “Dare to Lead” book to all twenty-nine thousand Lumen employees, conducting book clubs of cross-functional team members to discuss effective communication.  This is as bold and courageous an initiative as I have seen in my forty plus years studying corporate cultures.  “Dare to Lead” is as much a psychology book as it is a business book. It deals with the roles of vulnerability, shame, and courage in leadership.  I cannot imagine the push-back she received initially – particularly from the folks who work on buried cables or climb telephone poles all day – to sit down twice a month for what they must have perceived as a “kumbaya session.”  That said, we understand that a recent outside employee survey revealed the program has over eighty percent buy in across the whole Lumen organization. This is a company that has been cobbled together over thirty years to aggregate dozens of companies that had built out the fiber optic network during the telecom boom of the 1990’s.  The result is that Lumen now owns and operates one of the most comprehensive fiber optic backbones in the nation (over 400,000 miles of fiber optic cable).  The downside to all this consolidation was a collection of operating businesses that didn’t seem to have a common culture.  We believe the company was probably hungry for real leadership, hence the quick and enthusiastic buy-in by the team.  We also believe that this cultural transformation is well in line with our criteria for great corporate cultures.2

________________________

2. We look for companies in which management exhibits the following:

•

Integrity - Humility of Management - Trust

•

Long-Term Focus

•

Purpose and Passion

•

Employee Empowerment – Drive Fear Out of the Organization

•

Teamwork – Cooperation, Not Internal Competition

•

Disciplined Capital Allocation

Semi-Annual Report |  5

Second, let’s see how Kate is transforming Lumen’s strategy.  For us, the company’s comprehensive fiber optic backbone is one of the most valuable assets on the planet.  During the early years of the internet, network traffic grew at over 100% per year compounded for over a decade.  According to Cisco, global internet traffic in 1984 was 15 Gigabytes per month.  By 2014, each user of the internet used more on average than that amount (an increase of 2.7 billion times the traffic in 30 years).  As that base grew, the growth rate has moderated but continues to compound at over 25% per year, with a Gitnux review of various reports (including Cisco’s) concluding that global internet traffic surpassed 100 billion Gigabytes in 2022.  With the proliferation of Artificial Intelligence, 5G, and the Internet of Things, that compounding rate could well re-accelerate.  There are few certainties in this world, but network traffic growth compounding at meaningful rates far into the future is as close as any we can imagine.

After the telecom bust in 2001, there was tremendous excess capacity in the network.  As a result, the industry sold their services as a fixed price model, selling multiyear contracts for unlimited traffic use ever since. Under the fixed price model, the power of compounding internet traffic works against the pricing power of the industry.  We always thought this industry needed an outside thinker (like somebody from the technology world) to help change this “beaten dog” mindset within the industry. This fiber backbone is vital to solving society’s problems and enabling the way we engage with the world.  Without that fiber, the world as we currently know it would not exist.  Think about that.

We often say that telecom services deserve to be sold “by the scoop” and not “all you can eat.”  Under this price per use model, the compounding of internet traffic at high rates works to the benefit of the industry at modest incremental cost to customers.  With Lumen’s cultural transformation, Kate is attempting a revolutionary industry pricing model transformation. She is in the process of rolling out a “network as a service” model that will eventually encompass all the products and services they offer (a “pay by the scoop” model).  This is another move that took courage, and could be the catalyst for the industry to become more recognized for its value to society.

Companies are complex organizations, and even though we have written several times on Lumen, there are of course aspects to this story we have not covered.  Recently, the Wall Street Journal, has published stories (rightly) questioning the handling of telephone lines manufactured before 1940, many of which used lead as an insulator.  Several of the large incumbent telephone service providers are the most affected.  However, Lumen’s lines laid before 1940 seem to be a very small percentage of their network because the company’s fiber backbone was mostly built during the telecom boom of the 1990’s.  We do not know how this will unfold exactly, but we think it is important to disclose.

Looking forward, Lumen is a dynamic unfolding story with a CEO we feel could turn out to be a transformative, courageous leader. The stock is currently selling at a valuation that we feel is as attractive as anything we have owned in the recent past.  They have plenty of challenges as they attempt to fully unlock Lumen’s potential, and you can be sure we will be evaluating their progress every step of the way.  Looking in the windshield rather the rearview mirror, we believe the potential free cash flow per share upside for Kate Johnson’s Lumen is in no way reflected in the current valuation of its stock.

Semi-Annual Report |  6

As always, please call us at (406)541-0130 if you have any questions.

Thank you from Russ and the Front Street Capital Management Team!

Russ, Michele, Ginger, Jeremy, and Dominic

On September 30, 2023, 2023, LUMN was 3.05% of the Tarkio Fund Portfolio at a share price of $1.42 a share.

The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be considered carefully before investing.

An investor should consider the investment objectives, risks, charges and expenses carefully before investing. A prospectus containing this and other information may be obtained by visiting www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA/SIPC.

Semi-Annual Report |  7

TARKIO FUND

PORTFOLIO ILLUSTRATION

NOVEMBER 30, 2023 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

Semi-Annual Report |  8

TARKIO FUND

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2023 (UNAUDITED)

Shares		Value

COMMON STOCK - 99.61%

Apparel & Other Finishd Prods of Fabrics & Similar Matl - 0.06%
10,475	FIGS, Inc. Class A *	$ 76,048

Communications Equipment - 0.54%
16,801	Lumentum Holdings, Inc. *	719,083

Construction Machinery & Equipment - 10.69%
988,499	Manitowoc Co., Inc. (a) *	14,165,191

Dental Equipment & Supplies - 2.39%
139,525	Envista Holdings Corp. *	3,165,822

Drawing & Insulation of Nonferrous Wire - 0.95%
4,300	Belden, Inc.	285,692
33,975	Corning, Inc.	967,948
		1,253,640
Electronic & Other Electrical Equipment (No Computer Equipment) - 10.75%
116,925	General Electric Co.	14,241,465

Fire, Marine & Casualty Insurance - 4.87%
14,900	Berkshire Hathaway, Inc. Class B *	5,364,000
1,175	Fairfax Financial Holdings, Ltd. (Canada) *	1,083,244
		6,447,244
General Industrial Machinery & Equipment - 4.59%
600	ATS Corp. (Canada) *	23,556
78,583	ESAB Corp.	6,062,678
		6,086,234
Industrial Instruments for Measurement, Display & Control - 15.92%
293,250	Cognex Corp.	11,055,525
44,950	Danaher Corp.	10,037,784
		21,093,309
Industrial Trucks, Tractors, Trailers & Stackers - 2.37%
63,500	Terex Corp.	3,143,250

Instruments For Meas & Testing of Electricity & Elec Signals - 0.87%
14,983	Veralto Corp. *	1,157,437

Land Subdividers & Developers (No Cemeteries) - 5.63%
145,075	The St. Joe Co.	7,461,207

Miscellaneous Fabricated Metal Products - 3.01%
9,200	Parker Hannifin Corp.	3,985,256

Motor Vehicle Parts & Accessories - 1.84%
49,600	Modine Manufacturing Co. *	2,440,320

National Commercial Banks - 0.10%
4,225	Bank of America Corp.	128,820

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report |  9

TARKIO FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2023 (UNAUDITED)

Shares		Value

Office Furniture - 6.42%
329,749	MillerKnoll, Inc.	$ 8,507,524

Optical Instruments & Lenses - 1.99%
71,750	Coherent Corp. *	2,639,682

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 3.27%
87,525	Enovis Corp. *	4,328,987

Printed Circuit Boards - 1.56%
83,825	Kimball Electronics, Inc. *	2,065,448

Retail-Catalog & Mail-Order Houses - 0.03%
300	Amazon.com, Inc. *	43,827

Retail-Eating Places - 3.27%
1,970	Chipotle Mexican Grill, Inc. *	4,338,433

Retail-Home Furniture, Furnishings & Equipment Stores - 0.95%
670,874	The Container Store Group, Inc. *	1,261,243

Retail-Variety Stores - 1.59%
3,550	Costco Wholesale Corp.	2,104,227

Services-Business Services - 1.46%
16,600	Global Payments, Inc.	1,932,904

Services-Prepackaged Software - 0.32%
6,600	Twilio, Inc. Class A *	426,888

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.88%
14,675	Nucor Corp.	2,494,310

Telephone & Telegraph Apparatus - 1.40%
40,549	Ciena Corp. *	1,859,172

Telephone Communications (No Radiotelephone) - 3.35%
3,387,264	Lumen Technologies, Inc. *	4,437,316

Textile Mills Products - 1.07%
140,175	Interface, Inc.	1,417,169

Totalizing Fluid Meters & Counting Devices - 4.49%
176,400	Vontier Corp.	5,949,972

X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 1.98%
38,425	GE HealthCare Technologies, Inc.	2,630,576

TOTAL FOR COMMON STOCK (Cost $97,578,637) - 99.61%		132,002,004

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report |  10

TARKIO FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2023 (UNAUDITED)

Shares		Value

MONEY MARKET FUND - 0.36%
471,957	Federated Government Obligations Fund - Institutional Class 5.23% ** (Cost $471,957)	471,957

TOTAL INVESTMENTS (Cost $98,050,594) - 99.97%		132,473,961

OTHER ASSETS LESS LIABILITIES - 0.03%		38,283

NET ASSETS - 100.00%		$ 132,512,244

* Non-income producing securities during the period.

** The rate shown represents the 7-day yield at November 30, 2023.

(a) The Fund and the Adviser, in combination, owned more than 5% of the outstanding voting shares of the company during the   six months ended November 30, 2023.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report |  11

TARKIO FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2023 (UNAUDITED)

Assets:
Investments in Securities, at Value (Cost $85,473,240)	$ 118,308,770
Investment in Affiliated Security, at Value (Cost $12,577,354)	14,165,191
Cash	1,000
Receivables:
Shareholder Subscriptions	53,580
Dividends	144,011
Total Assets	132,672,552
Liabilities:
Payables:
Shareholder Redemptions	2,000
Securities Purchased	53,055
Accrued Adviser Fees	78,940
Accrued Service Fees	26,313
Total Liabilities	160,308
Net Assets	$ 132,512,244

Net Assets Consist of:
Paid In Capital	$ 95,480,853
Distributable Earnings	37,031,391
Net Assets, for 5,984,463 Shares Outstanding (unlimited shares authorized)	$ 132,512,244

Net asset value, offering price, and redemption price per share	$ 22.14

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report |  12

TARKIO FUND

STATEMENT OF OPERATIONS

For the six months ended NOVEMBER 30, 2023 (UNAUDITED)

Investment Income:
Dividends	$ 462,536
Total Investment Income	462,536

Expenses:
Advisory Fees (Note 4)	503,982
Service Fees (Note 4)	167,994
Total Expenses	671,976

Net Investment Loss	(209,440)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(638,984)
Net Realized Loss on Affiliated Investments	(377,335)
Net Change in Unrealized Appreciation on Investments	6,873,977
Net Change in Unrealized Appreciation on Affiliated Investments	603,380
Net Realized and Unrealized Gain on Investments	6,461,038

Net Increase in Net Assets Resulting from Operations	$ 6,251,598

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report |  13

TARKIO FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Month
	Ended	Year Ended
	11/30/2023	5/31/2023
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (209,440)	$ (302,572)
Net Realized Gain (Loss) on Investments	(638,984)	6,230,477
Net Realized Loss on Affiliated Investments	(377,335)	(1,017,168)
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,873,977	(16,513,246)
Net Change in Unrealized Appreciation (Depreciation) on Affiliated Investments	603,380	(2,321,559)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,251,598	(13,924,068)

Distributions to Shareholders:
Distributions	-	(11,324,810)
Total Dividends and Distributions Paid to Shareholders	-	(11,324,810)

Capital Share Transactions (Note 5):
Proceeds from Sale of Shares	1,071,564	3,769,837
Net Asset Value of Shares Issued on Reinvestment of Dividends	-	11,324,808
Cost of Shares Redeemed	(1,737,596)	(5,997,744)
Net Increase (Decrease) in Net Assets from Shareholder Activity	(666,032)	9,096,901

Net Assets:
Net Increase (Decrease) in Net Assets	5,585,566	(16,151,977)
Beginning of Period/Year	126,926,678	143,078,655
End of Period/Year	$132,512,244	$126,926,678

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report |  14

TARKIO FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period/year.

(Unaudited) Six Months Ended 11/30/2023		Years Ended				
			5/31/2023	5/31/2022	5/31/2021	5/31/2020	5/31/2019
Net Asset Value, at Beginning of Period/Year	$ 21.11		$ 25.87	$ 31.60	$ 16.48	$ 18.00	$ 20.52
Income (Loss) From Operations:							
Net Investment Income (Loss) *	(0.03)		(0.05)	0.05	0.15	0.02	0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.06		(2.66)	(5.35)	15.09	(0.51)	(2.12)
Total from Investment Operations	1.03		(2.71)	(5.30)	15.24	(0.49)	(1.98)
Distributions:							
Net Investment Income	-		(0.05)	(0.04)	(0.12)	(0.03)	(0.11)
Realized Gains	-		(2.00)	(0.39)	-	(1.00)	(0.43)
Total from Distributions	-		(2.05)	(0.43)	(0.12)	(1.03)	(0.54)
Net Asset Value, at End of Period/Year	$ 22.14		$ 21.11	$ 25.87	$ 31.60	$ 16.48	$ 18.00
Total Return **	4.88%	***	(9.63)%	(16.95)%	92.70%	(3.67)%	(9.36)%
Ratios/Supplemental Data:							
Net Assets at End of Period/Year (Thousands)	$ 132,512		$ 126,927	$ 143,079	$ 168,576	$ 91,013	$ 97,563
Ratio of Expenses to Average Net Assets	1.00%		1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.31)%		(0.24)%	0.17%	0.62%	0.13%	0.72%
Portfolio Turnover	3.44%	***	19.20%	12.86%	12.32%	18.76%	20.10%

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Not Annualized

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report |  15

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2023 (UNAUDITED)

1.    ORGANIZATION

The Clark Fork Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on October 28, 2010.  The Trust is authorized to issue one or more series of beneficial interests and issue classes of any series or divide shares of any series into two or more separate classes. The Trust currently consists of one series of units of beneficial interest (“shares”) called the Tarkio Fund (the “Fund”). The Fund is a non-diversified fund. The investment adviser to the Fund is Front Street Capital Management, Inc. (the “Adviser”).

The Fund’s investment objective is long term growth of capital.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Financial Services-Investment Companies.

SECURITIES VALUATIONS: All investments in securities are recorded at their estimated fair value as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020-2022), or expected to be taken in the Fund’s 2023 year-end tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the six months ended November 30, 2023, the Fund did not incur any interest or penalties.

Semi-Annual Report |  16

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2023 (UNAUDITED)

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements andthe reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

INVESTMENT INCOME AND SECURITIES TRANSACTIONS: The Fund records security transactions on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.  SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information that is available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on

Semi-Annual Report |  17

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2023 (UNAUDITED)

models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Board of Trustees (the “Board”) has delegated day-to-day responsibility for oversight of the valuation of the Fund’s assets to the Fund’s Adviser (the “Valuation Designee”) pursuant to Rule 2a-5 under the 1940 Act and the Fund’s Valuation Policies and Procedures.

Equity securities (common stock) - Equity securities are valued by using market quotations furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, or when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, such securities are valued at a fair value as determined by the Valuation Designee in good faith, in accordance with guidelines adopted by and subject to review of the Board. Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis, and are categorized as Level 2 or 3, depending on the inputs used.

Money market funds are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2023:

Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 132,002,004	$ -	$ -	$ 132,002,004
Money Market Fund	471,957	-	-	471,957
Total	$ 132,473,961	$ -	$ -	$ 132,473,961

* See the Schedule of Investments for categories by industry.

The Fund did not hold any Level 2 or Level 3 assets or derivative instruments at any time during the six months ended November 30, 2023.

Semi-Annual Report |  18

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2023 (UNAUDITED)

AFFILIATED COMPANIES: If a Fund and/or Adviser owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the six months ended November 30, 2023, the Fund and Adviser, in combination, owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act.

The Manitowoc Co., Inc.
Fair Value as of May 31, 2023	$ 15,084,706
Purchases	-
Sales	(1,145,561)
Net Realized Loss on Sale of Investments	(377,334)
Net Change in Unrealized Appreciation on Investments Held at Period End	603,380
Fair Value as of November 30, 2023	$ 14,165,191
Share Balance as of November 30, 2023	988,499
Dividend Income	$ -

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Front Street Capital Management, Inc. serves as investment adviser to the Fund.  Subject to the authority of the Board, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies, and restrictions. As compensation for its management services, the Fund is obligated to pay the Adviser an advisory fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the Fund under the Investment Advisory Agreement (“Agreement”). For the six months ended November 30, 2023, the Adviser earned $503,982 in advisory fees. At November 30, 2023, the Fund owed the Adviser $78,940.

The Fund entered into a Services Agreement with the Adviser. Under the Services Agreement the Adviser is obligated to provide executive and administrative services, assist in the preparation of the Trust’s tax returns and various reports to shareholders, and provide non-investment related statistical and research data. In addition, the Adviser is also obligated to pay for certain operational expenses of the Fund including those related to transfer agency, fund accounting, audit, legal, and chief compliance officer services. Under the Services Agreement, the Adviser receives a fee of 0.25% of the average daily net assets of the Fund. For the six months ended November 30, 2023, the Fund incurred $167,994 in service fees. As of November 30, 2023 the Fund owed $26,313 in service fees to the Adviser.

Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser pays the operating expenses of the Fund excluding advisory fees and service fees payable under the Agreement and the Services Agreement and the Fund pays all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on

Semi-Annual Report |  19

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2023 (UNAUDITED)

securities sold short), fees and expenses of the non-interested person Trustees, fees and expenses of acquired funds, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Board and officer with respect thereto.

Some of the officers, and one Trustee, of the Trust are also Officers of the Adviser.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in capital stock were as follows:

	Six Months Ended November 30, 2023		Year Ended May 31, 2023
	Shares	Amount	Shares	Amount
Shares sold	47,992	$ 1,071,564	169,025	$ 3,769,837
Shares issued in reinvestment of dividends	-	-	594,167	11,324,808
Shares redeemed	(76,714)	(1,737,596)	(281,659)	(5,997,744)
Net increase (decrease)	(28,722)	$ (666,032)	481,533	$ 9,096,901

6.  INVESTMENT TRANSACTIONS

For the six months ended November 30, 2023, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases

Investment Securities                          $ 4,607,177

Sales

Investment Securities                          $ 5,751,716

7.  TAX INFORMATION

As of May 31, 2023, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 45,926,472
Gross (Depreciation)	(19,199,283)
Net Appreciation on Investments	$ 26,727,189

At May 31, 2023, the aggregate cost of securities for federal income tax purposes was $100,249,745.

Semi-Annual Report |  20

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2023 (UNAUDITED)

As of the fiscal year ended May 31, 2023, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Accumulated undistributed capital gain	$ 4,205,618
Post December loss deferral	(269,684)
Unrealized appreciation	26,727,189
$ 30,663,123

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund incurred and elected to defer $269,684 of such ordinary late year losses.

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

The Fund has recorded a reclassification in the capital accounts. As of May 31, 2023, the Fund recorded permanent book/tax differences of $116,670 from distributable earnings to paid in capital primarily due to net operating loss forfeiture and the utilization of earnings and profits distributed to shareholders on redemption of shares. This reclassification has no impact on the net asset value of the Fund.

8.  DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2023 and 2022 were as follows:

	2023	2022
Ordinary Income	$ 683,158	$ 283,771
Long-Term Capital Gain	$10,641,652	$ 2,035,107

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The Fund did not pay any distributions for the six months ended November 30, 2023.

9.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9)

Semi-Annual Report |  21

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2023 (UNAUDITED)

of the 1940 Act. As of November 30, 2023, Charles Schwab & Co., Inc. held in an omnibus account for the benefit of others approximately 83% of the voting securities of the Fund. The Fund does not know whether any underlying account of Charles Schwab & Co., Inc., owned or controlled 25% of the voting securities of the Fund.

11.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

12.  SUBSEQUENT EVENTS

On December 15, 2023, the Fund declared the following distributions to shareholders of record as of December 15, 2023:

Total Distribution

        Per Share Amount

Long-Term

    $ 4,205,623

$0.70

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no additional events requiring accounting or disclosure.

Semi-Annual Report |  22

TARKIO FUND

EXPENSE ILLUSTRATION

NOVEMBER 30, 2023 (UNAUDITED)

Expense Example

As a shareholder of the Tarkio Fund, you incur costs such as ongoing costs which consist of management fees and service fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2023 through November 30, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2023	November 30, 2023	June 1, 2023 to November 30, 2023
Actual	$1,000.00	$1,048.79	$5.14
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.05	$5.06

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Semi-Annual Report |  23

TARKIO FUND

ADDITIONAL INFORMATION

NOVEMBER 30, 2023 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 231-2901 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC's website at http://www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on August 31 and February 28. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.  You may also obtain copies by calling the Fund at 1-800-231-2901.

Additional Information - The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Fund and its trustees and is available, without charge, upon request.  You may call toll-free (800) 231-2901 to request a copy of the SAI or to make shareholder inquiries.

Semi-Annual Report |  24

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Semi-Annual Report |  25

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Semi-Annual Report |  26

INVESTMENT ADVISER

Front Street Capital Management, Inc.

218 East Front Street, Suite 205

Missoula, MT  59802

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Pkwy., Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

DISTRIBUTOR

Arbor Court Capital, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s advisory fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the Trust’s Statement of Additional Information.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(b) under the 1940 Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clark Fork Trust

By /s/ Russell T. Piazza

     Russell T. Piazza

     Chairman of the Board, Principal Executive Officer

Date: January 24, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Russell T. Piazza

      Russell T. Piazza

      Chairman of the Board, Principal Executive Officer

Date January 24, 2024

By /s/ Michele Blood

      Michele Blood

      Principal Financial Officer, Treasurer

Date January 24, 2024